SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                      December 21, 2004 (December 17, 2004)


                          Trinity Learning Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                      Utah
                 (State of Other Jurisdiction of Incorporation)


                 0-8924                                73-0981865
        (Commission File Number)            (IRS Employer Identification No.)


           1831 Second Street
          Berkeley, California                           94710
(Address of Principal Executive Offices)              (Zip Code)


                                 (510) 540-9300
               (Registrant's Telephone Number, Including Zip Code)


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02   Unregistered Sales of Equity Securities

     On December 17, 2004, we issued an aggregate of 417,600 shares of restricted stock at a deemed price of $0.90 per share to several persons pursuant to three agreements in consideration for financial advisory services rendered to our company. The issuance of these securities was made in reliance on Section 4(2) of the Securities Act as a transaction not involving any public offering. No advertising or general solicitation was employed in offering the securities, the offerings and sales were made to a limited number of person, and we restricted transfer of the securities in accordance with the requirements of the Securities Act. The recipients of the securities represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends were affixed to the securities issued in such transactions.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TRINITY LEARNING CORPORATION



Date: December 21, 2004                     By: /s/ Douglas Cole
                                                ------------------------------
                                                    Douglas Cole,
                                                    Chief Executive Officer



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